Supplement dated October 17, 2018
to the Prospectus and Summary Prospectus, as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
CMG Ultra Short Term Bond Fund	11/1/2017
At a Special Meeting of Shareholders held on October 17, 2018, shareholders of the Fund approved a management agreement that unbundles the Fund’s current unified fee structure. In connection with unbundling the management fee, the Fund’s management fee will be reduced to the annual rate of 0.21% of the Fund’s average daily net assets, and the Fund will bear its own custody, transfer agency, legal, audit, registration and other expenses.
In conjunction with these changes, which will become effective with the Fund’s next prospectus update on December 1, 2018, the Fund will be renamed Columbia Ultra Short Term Bond Fund and two additional share classes will be made available.
Shareholders should retain this Supplement for future reference.
SUP103_07_006_(10/18)